UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Sun Microsystems, Inc.

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Filed by Sun Microsystems, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Sun Microsystems, Inc.

Commission File No.: 000-15086

Today’s Sun/Oracle Announcement

This is one of the toughest emails I’ve ever had to write.

It’s also one of the most hopeful about Sun’s future in the industry.

For 27 years, Sun has stood for courage, innovation, a willingness to blaze trails, to envision and engineer the future. No matter our ups and downs, we’ve remained committed to those ideals, and to the R&D that’s allowed us to differentiate. We’ve committed to decade long pursuits, from the evolution of one of the world’s most powerful datacenter operating systems, to one of the world’s most advanced multi-core microelectronics. We’ve never walked away from the wholesale reinvention of business models, the redefinition of technology boundaries or the pursuit of new routes to market.

Because of the unparalleled talent at Sun, we’ve also fueled entire industries with our people and technologies, and fostered extraordinary companies and market successes. Our products and services have driven the discovery of new drugs, transformed social media, and created a better understanding of the world and marketplace around us. All, while we’ve undergone a near constant transformation in the face of a rapidly changing marketplace and global economy. We’ve never walked away from a challenge - or an opportunity.

So today we take another step forward in our journey, but along a different path - by announcing that this weekend, our board of directors and I approved the acquisition of Sun Microsystems by the Oracle Corporation for $9.50/share in cash. All members of the board present at the meeting to review the transaction voted for it with enthusiasm, and the transaction stands to utterly transform the marketplace - bringing together two companies with a long history of working together to create a newly unified vision of the future.

Oracle’s interest in Sun is very clear - they aspire to help customers simplify the development, deployment and operation of high value business systems, from applications all the way to datacenters. By acquiring Sun, Oracle will be well positioned to help customers solve the most complex technology problems related to running a business.

To me, this proposed acquisition totally redefines the industry, resetting the competitive landscape by creating a company with great reach, expertise and innovation. A combined Oracle/Sun will be capable of cultivating one of the world’s most vibrant and far reaching developer communities, accelerating the convergence of storage, networking and computing, and delivering one of the world’s most powerful and complete portfolios of business and technical software.

I do not consider the announcement to be the end of the road, not by any stretch of the imagination. I believe this is the first step down a different path, one that takes us and our innovations to an even broader market, one that ensures the ubiquitous role we play in the world around us. The deal was announced today, and, after regulatory review and shareholder approval, will take some months to close - until that close occurs, however, we are a separate company, operating independently. No matter how long it takes, the world changed starting today.

But it’s important to note it’s not the acquisition that’s changing the world - it’s the people that fuel both companies. Having spent a considerable amount of time talking to Oracle, let me assure you they are single minded in their focus on the one asset that doesn’t appear in our financial statements: our people. That’s their highest priority - creating an inviting and compelling environment in which our brightest minds can continue to invent and deliver the future.

Thank you for everything you’ve done over the years, and for everything you will do in the future to carry the business forward. I’m incredibly proud of this company and what we’ve accomplished together.

Details will be forthcoming as we work together on the integration planning process.

Jonathan

Additional Information and Where to Find It

Sun plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Soda Acquisition Corporation, pursuant to which Sun would be acquired by Oracle Corporation (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Sun through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Investor Relations, Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA.

Sun and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sun in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Sun’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 24, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA, or by going to Sun’s Investor Relations page on its corporate web site at www.sun.com.

Note on Forward-Looking Statements

This communication contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding the expected benefits and closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Oracle Corporation to successfully integrate Sun’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed Merger, and such other risks as identified in Sun’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and Sun’s most recent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Sun assumes no obligation to update any forward-looking statement contained in this communication.